                                                                   EXHIBIT 10.18

                             EMPLOYMENT AGREEMENT
                             --------------------

          This Agreement ("Agreement") is made and entered into as of the 21st day of May 2001 between C. David Zoba residing at 2626 Haverford Road, Columbus, Ohio 43220 ("Employee"), and Galyan's Trading Company, Inc., an Indiana corporation ("Company").

     1.   TERM OF EMPLOYMENT:  Subject to the terms of this Agreement, Company
          ------------------
hereby agrees to employ Employee, and Employee hereby agrees to accept such employment, for the period beginning on May 29th, 2001 (the "Effective Date") and ending at the close of business on the third anniversary of the Effective Date or on such earlier date upon which this Agreement is terminated in accordance with the provisions set forth herein (the "Initial Term"). The term of this Agreement will automatically extend past the Initial Term for succeeding periods of one year each unless either party terminates this Agreement as of the end of the Initial Term, or as of the end of any subsequent one-year period (in either case, the "Termination Date"), by delivering notice to the other party specifying the applicable Termination Date not later than 90 days prior to the date so specified. The "Term" of this Agreement shall include any automatic extensions pursuant to the preceding sentence.

     2.   POSITION AND DUTIES:
          -------------------

          (a) General Duties; Performance: At all times during the Term, Employee shall (i) serve as General Counsel, Secretary and Executive Vice President responsible for real estate and legal and, in such capacity, shall perform such duties and have such responsibilities not materially inconsistent with the foregoing as may from time to time be assigned or delegated to him by the Chief Executive Officer of the Company (the "CEO") or the Chief Operating Officer of the Company (the "COO"). During this period, Employee shall diligently and conscientiously devote his full and exclusive business time, energy and ability to his duties and the business of Company. At all times during the Term (i) Employee shall perform his duties faithfully and efficiently, subject to the direction of the CEO and the COO; and (ii) Employee shall observe and comply with all directions, policies and regulations given or promulgated by the CEO or the COO.

          (b) Non-Contravention: Employee represents and warrants that (i) he has the full right and authority to enter into this Agreement and to render the services as required under this Agreement, (ii) by signing this Agreement he is not breaching any contract or legal obligation he owes to any third party and
(iii) he is not party to any other agreement with Company or any other party providing for the performance by him of services or, in the case of Company and its subsidiaries, for any compensation to be paid to him.

     3.   COMPENSATION, BENEFITS AND EXPENSES:  During the Term, Company shall
          -----------------------------------
compensate Employee for his services as follows:

          (a) Salary and Expenses: Company shall pay Employee a base salary at an annual rate of $300,000 for the period from the Effective Date through and including February 2/nd/ 2002 and $325,000 for fiscal year 2002, with an increase to at least $350,000 per year for fiscal year 2003, in each case less standard income and payroll tax withholding and other authorized deductions. Such salary shall be earned and shall be payable in regular installments in accordance with Company's normal payroll practices. Employee shall also be entitled to reimbursement for reasonable business expenses in accordance with Company policy.

     (b) Health Insurance: Employee and his dependents shall be eligible to participate in Company's group health plan as in effect from time to time for employees of Company.

     (c) Bonus: Employee shall be eligible to receive an annual bonus in accordance with the Company's existing bonus program, with such bonus to be determined based on Company achieving its targeted operating income for the applicable fiscal year (the "Target Income") as set forth in Company's annual budget for such fiscal year prepared by management and approved by the Board. The "Target Bonus" shall be equal to 40% of base salary in each fiscal year beginning in fiscal year 2001 with the ability to earn up to 200% of the Target Bonus if the Target Income is exceeded by an amount to be determined by the Board.

     (d) Vacation: Employee shall be entitled to annual paid vacation in accordance with Company's policies as in effect from time to time for similarly situated executive employees of Company, but not less than four weeks of paid vacation per year.

     (e) Retirement Plan: Employee shall be eligible to participate in Company's retirement plans applicable to Employee, in accordance with the terms of such plans. Employee understands that the Board monitors such plans or arrangements and may, from time to time, add benefits to or delete benefits from the plans or arrangements, or modify or terminate existing plans or arrangements, provided that no such modification or termination shall decrease the retirement benefits accrued by the Employee prior to the modification or termination without the written consent of the Employee.

     (f) Stay Bonus: So long as this Agreement has not been terminated by Employee or by Company for Cause (as hereinafter defined), at the end of each of fiscal year 2001, 2002 and 2003, Company shall pay to Employee a stay bonus of $100,000 in accordance with its customary bonus payment schedule.

     (g) Company Stock/Options. The Company shall grant to Employee (i) the right to purchase shares of Class A common stock of Company (the "Common Stock") upon the terms and conditions set forth in a Stock Subscription Agreement attached hereto as Exhibit A and (ii) 110,000 options with a $19.00
                             ---------
exercise price pursuant to Company's 1999 Stock Option Plan (collectively, the "Options"); provided that the grant of Options is subject to Employee purchasing at least 30,000 shares of Common Stock at a per share price of $19.00 (up to $285,000 of which may be financed by the Company on the terms and conditions set forth in the Stock Subscription Agreement and the related Stock Pledge Agreement and Secured Promissory Note attached hereto as Exhibit B and Exhibit C,
                                               ---------     ---------
respectively) pursuant to clause (i) hereof. The Options shall become vested in one-third increments on the Employee's first anniversary, second anniversary and third anniversary with the Company. The Options shall be governed by and subject to the terms and conditions of the 1999 Stock Option Plan and Employee's Stock Option Agreement.

          (h) Moving Expenses: Company shall reimburse Employee for (1) reasonable expenses incurred in connection with Employee's relocation to Indiana, (2) the reasonable commuting and temporary living costs for a period of up to eight months from the Effective Date, including, without limitation, airfare and ground transportation between Columbus, Ohio and Indianapolis, Indiana every other week during such eight-month period, house hunting and relocation trips to Indianapolis, Indiana for Employee's wife during such eight-month period and (3) points associated with the purchase of a residence in the greater Indianapolis area, in each case upon the provision to the Company of receipts evidencing such expenses. In addition to the foregoing, Company agrees to make on June 1, 2001 a one time payment to Employee in the amount of $50,000 for incidental expenses incurred by Employee in connection with his relocation. Company agrees to indemnify Employee against any incremental income tax liability incurred as a result of the payment of his temporary living costs and any other non-deductible relocation costs by Company (other than the $50,000 payment described in the immediately preceding sentence).

     4.   TERMINATION: Employee's employment with Company during the Term may be
          -----------
terminated by Company under the circumstances described in this Paragraph 4, and subject to the provisions of Paragraph 5:

          (a) Cause: Company may immediately terminate Employee's employment for Cause by giving written notice to Employee identifying in reasonable detail the act or acts said to constitute "Cause." For purposes of this Agreement, "Cause" shall mean that Company, acting reasonably and in good faith based upon the information then known to Company, determines that Employee has engaged in or committed: willful misconduct; gross negligence; theft, fraud or other illegal conduct; any willful act that is likely to materially injure the reputation, business or a business relationship of Company; refusal or unwillingness to perform his duties or responsibilities under this Agreement in a satisfactory manner or failure to comply with written policies and directives of Company, in either case for thirty (30) days following specific written notice thereof; Employee's death or Disability (as defined below); or material breach of any term of this Agreement following specific notice thereof from Company. For purposes of this Paragraph 4(a), "Disability" shall mean a physical or mental impairment which substantially limits a major life activity of Employee and which renders Employee unable to perform the essential functions of his position, even with reasonable accommodation which does not impose an undue hardship on Company. Company, acting reasonably and in good faith, shall have the right to make the determination of disability under this Agreement.

          (b) Other than Cause: Company may immediately terminate Employee's employment for any reason other than Cause by giving ten (10) days written notice to Employee.

          (c) Good Reason. Employee may terminate employment hereunder for "Good Reason" by delivering to the Company (1) a Preliminary Notice of Good Reason (as defined below), and (2) not earlier than thirty (30) days and not later than three (3) months from the delivery of such Preliminary Notice of Good Reason, a Notice of Termination. For purposes of this Agreement, "Good Reason" means, the assignment (without the express written consent of Employee) to Employee of a significantly lower position in the organization in terms of his responsibility, authority and status, any significant reduction in Employee's authority or status, or requiring Employee to perform services not commensurate with Employee's ability, experience and qualifications; requiring Employee (without his consent) to relocate his primary work location more than 50 miles away from the current principal office of the Company in Plainfield, Indiana, any reduction in the Employee's base salary or bonus opportunity; or any material breach by the Company of the terms of this Agreement; provided that "Good Reason" shall not include (A) acts not taken in bad faith which are cured by the Company in all respects not later than thirty (30) days from the receipt by the Company of a written notice from the Employee identifying in reasonable detail the act or acts constituting "Good Reason" (a "Preliminary Notice of Good Reason") or (b) acts taken by the Company as a result of grounds for termination of employment for Cause pursuant to Section 4(a) hereof. A Preliminary Notice of Good Reason shall not, by itself, constitute a Notice of Termination.

     5.   OBLIGATIONS UPON TERMINATION:
          ----------------------------

          (a) Cause: If Company terminates Employee for Cause at any time during the Term, Employee (or his estate in the event of his death) will receive his base salary and other compensation and benefits earned under this Agreement but not yet paid or delivered to Employee as of the date of termination, including retirement benefits accrued through the date of such termination and payable under the terms of such plans, but excluding (except in the case of death or disability) any bonus. In the event of disability or death, Employee (or his estate) shall also receive a payment (at the time Company traditionally makes such payment) equal to a pro-rata share of the annual bonus he would have earned (as determined in a manner consistent with Paragraph 3(c) hereof) based on Company's actual results for the fiscal year. For purposes of the preceding sentence, Employee's pro-rata share shall be a fraction of the number of days in the fiscal year, the numerator of which shall be the number of days in the fiscal year prior to Employee's death or disability and the denominator of which shall be 365. Other than the amounts specified in this Paragraph 5(a), Employee, as a result of a termination for Cause, will not be entitled to any severance pay or any other compensation or benefits of any nature whatsoever, except as may be payable under the terms of other plans or agreements in the event of disability or death.

          (b) Other Than Cause: If Company terminates Employee for any reason other than Cause at any time during the Term or if Employee terminates employment for any Good Reason, Employee shall receive, subject to the limitations set forth below, (i) his base salary and other compensation and benefits earned under this Agreement but not yet paid or delivered to Employee as of the date of his termination, including retirement benefits accrued through the date of such termination and payable under the terms of such plans, (ii) the Target Bonus, if any, for the applicable fiscal year in which the Employee is terminated and (iii) severance pay constituting the continuation of his then-current base salary, less standard income and payroll tax withholding and other authorized deductions, plus continued health coverage and a payment equal to the benefits that absent termination of employment would have accrued under the Company's tax-qualified and non-qualified retirement plans (which benefits shall be deemed fully vested), until the later of the date that is (x) the first anniversary of the date of his termination and (y) the third anniversary of the Effective Date.


          (c) Exclusive Remedy: Employee acknowledges that, other than the payments described in this Paragraph 5, he shall have no other claims against, and be entitled to no other payments from, Company or its direct or indirect parents, subsidiaries, affiliates or related companies upon any termination or breach by Company of this Agreement.

     6.   LOYALTY, NON-COMPETITION AND CONFIDENTIALITY:  In consideration of the
          --------------------------------------------
employment provided by Company, Employee agrees with Company as follows:

          (a) Non-Competition: Employee acknowledges that his position will give him access to confidential and highly sensitive non-public information of substantial importance to Company, including but not limited to financial information, identities of distributors, contractors and vendors utilized in Company's business, non-public forms, contracts and other documents used in Company's business, trade secrets used, developed or acquired by Company, information concerning the manner and details of Company's operation, organization and management, Company's business plans and strategies, price information, customer lists and research and development data, and that the services he will provide to Company are unique. During the "Non-Competition Period" as defined in Paragraph 6(f) hereof, Employee agrees that in addition to any other limitation, he will not directly or indirectly engage in, as an employee, consultant or otherwise, any business in the United States primarily engaged in the retail sporting goods or retail sports apparel business, nor will he accept employment, consult for, or participate, directly or indirectly, in the ownership or management of any enterprise in the United States engaged in such a business. Notwithstanding the foregoing, Employee may invest as the holder of not more than four percent (4%) of the outstanding shares of any corporation whose stock is listed on any national or regional securities exchange or reported by the National Association of Securities Dealers Automated Quotation System or any successor thereto.

          (b) Other Employees, Customers: Employee agrees that during the Non-Competition Period, neither he nor any entity with which he is at the time affiliated (and which is not affiliated with Company) shall, directly or indirectly, hire or offer to hire or entice away or in any other manner persuade or attempt to persuade any officer, employee, agent or customer of Company or any of its affiliates, or any person who supplies goods or services or licenses intangible or tangible property to Company or any of its affiliates to discontinue his, her or its relationship with such entity.

          (c) Confidentiality: Except in the normal and proper course of his duties hereunder, Employee will not use for his own account or disclose to anyone else, during or after the Term of this Agreement, any confidential or proprietary information or material relating in the reasonable opinion of Company to Company's operations or businesses, including Company's subsidiaries, which he may obtain from Company, its subsidiaries or their officers, directors or employees, or otherwise during or by virtue of Employee's employment by Company. Confidential or proprietary information or material includes, without limitation, the following types of information or material, both existing and contemplated, regarding Company, its direct or indirect parents, subsidiaries, affiliates or related companies: proprietary data processing systems and software; corporate information, including contractual arrangements, plans, strategies, tactics, policies, resolutions, patent, copyright, trademark, and tradename applications, and any litigation or negotiations; marketing information, including sales or product plans, strategies, methods, customers, prospects, or market research data; financial information, including cost and performance data, debt arrangements, equity structure, investors, and holdings; operational and scientific information, including trade secrets, technical information, and personnel information, including personnel lists, resumes, personnel data, organizational structure, and performance evaluations; provided, however, that confidential or proprietary information shall not include any information that is generally available to the public without breach of this Agreement.

          (d) Intangible Property: All right, title and interest of every kind and nature whatsoever, whether now known or unknown, in and to any intangible property, including all trade names, unregistered trademarks and service marks, brand names, patents, copyrights, registered trademarks and service marks and all trade secrets and confidential know-how (collectively, the "Intangible Property"), invented, created, written, developed, furnished, produced or disclosed by Employee in the course of rendering his services to Company hereunder shall, as between the parties hereto, be and remain the sole and exclusive property of Company for any and all purposes and uses whatsoever, and Employee shall have no right, title or interest of any kind or nature in such Intangible Property, or in or to any results or proceeds therefrom. Employee will, at the request of Company, execute such assignments, certificates and other instruments as Company may from time to time deem necessary or desirable to evidence, establish, maintain, perfect, protect, enforce or defend its right, title and interest in and to, any of the foregoing.

          (e) Return of Documents: Employee agrees that all documents of any nature pertaining to activities of Company, its direct or indirect parents, subsidiaries, affiliates and related companies, used, prepared, or made available to Employee in the course of rendering his services to Company hereunder, including the information or materials covered by Paragraphs 6(c) and 6(d) hereof, are and shall be the property of Company or, as the case may be, its direct or indirect parents, subsidiaries, affiliates or related companies, and that all copies of such documents shall be surrendered to Company whenever requested by the Company.

          (f) Non-Competition Period: "Non-Competition Period" means the period beginning on the Effective Date and ending on the date that is the later of (i) the second anniversary of the date of termination of Employee's employment with Company and (ii) three years from the Effective Date.

          (g) Enforcement: Employee acknowledges that irreparable damage would result to Company or its direct or indirect parents, subsidiaries, affiliates or related companies if the provisions of this Paragraph 6 are not specifically enforced, and agrees that Company shall be entitled to any appropriate legal, equitable, or other remedy, including injunctive relief, in respect of any failure to comply with the provisions of this Paragraph 6.

     7.   ENTIRE AGREEMENT:  This Agreement contains the entire understanding
          ----------------
between Company and Employee concerning Employee's employment with Company, and supersedes all prior negotiations, term sheets, and agreements between them.

     8.   MODIFICATION: No provision of this Agreement may be amended, modified,
          ------------
or waived except by written agreement signed by both Company and Employee.

     9.   GOVERNING LAW:  The provisions of this Agreement shall be construed in
          -------------
accordance with, and governed by, the laws of the State of Indiana without regard to principles of conflict of laws.

     10.  SAVINGS CLAUSE:  If any provision of this Agreement or the application
          --------------
thereof is held invalid, the invalidity shall not affect other provisions or applications of the Agreement which can be given effect without the invalid provisions or applications and to this end the provisions of this Agreement are declared to be severable.

     11.  SUCCESSORS; NO ASSIGNMENT OF AGREEMENT:  Except as otherwise provided
          --------------------------------------
herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns. Employee acknowledges that his services are unique and personal. Accordingly, Employee may not assign his rights or delegate his duties or obligations under this Agreement to any person or entity.

     12.  ADDITIONAL REPRESENTATIONS:  Employee represents and warrants to
          --------------------------
Company that he is knowledgeable and sophisticated as to business matters, including the subject matter of this Agreement, that he has read this Agreement and that he understands its terms. Employee acknowledges that, prior to assenting to the terms of this Agreement, he had been given a reasonable time to review it, to consult with counsel of his choice, and to negotiate at arm's-length with Company as to its contents. Company and Employee agree that the language used in this Agreement is the language chosen by the parties to express their mutual intent, and that Employee has entered into this Agreement freely and voluntarily and without pressure or coercion from anyone. Employee represents and warrants to Company that he is not bound by any agreement or subject to any restriction which would interfere with or prevent his entering into or carrying out this Agreement.

     13.  RIGHTS AND WAIVERS:  All rights and remedies of the parties hereto are
          ------------------
separate and cumulative, and no one of them, whether exercised or not, shall be deemed to be to the exclusion of any other rights or remedies or shall be deemed to limit or prejudice any other legal or equitable rights or remedies which either of the parties hereto may have. No party to this Agreement shall be deemed to waive any rights or remedies under this Agreement unless such waiver is in writing and signed by such party. No delay or omission on the part of either party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other rights or remedies. A waiver on any one occasion shall not be construed as a bar to or a waiver of any right or remedy on any future occasion.

     14.  SURVIVABILITY:  The expiration or termination of this Agreement shall
          -------------
not operate to affect such of the provisions hereof as are expressed to remain in full force and effect notwithstanding such termination.

     15.  CAPTIONS:  The captions of this Agreement are for descriptive purposes
          --------
only and are not part of the provisions hereof and shall have no force or effect.

     16.  NOTICES:  All notices and other communications hereunder shall be in
          -------
writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows (or to such other party or address as

Company or Employee may designate in notice duly delivered to the other pursuant to this paragraph):

          If to Employee, to him at his address set forth in the preamble hereto, except that after August 15, 2001, notices to Employee shall be sent to:

          6045 Sunset Lane
          Indianapolis, IN 46778.

          If to Company, to it at:

          Galyan's Trading Company, Inc.
          2437 E. Main Street
          Plainfield, Indiana  46168
          Attn: Chuck Nelson

          With copies to:

          O'Melveny & Myers LLP
          153 East 53rd Street
          New York, New York  10022
          Attn:  Jeffrey J. Rosen

               and

          Freeman Spogli & Co.
          599 Lexington Avenue
          18th Floor
          New York, New York 10022
          Attn: John M. Roth


                 (Remainder of Page Intentionally Left Blank)

          IN WITNESS WHEREOF, Company and Employee, intending to be legally bound, have executed this Agreement on the day and year first above written.


EMPLOYEE:                                     COMPANY:
                                              GALYAN'S TRADING COMPANY, INC.


/s/ C. David Zoba                                /s/ Robert Mang
________________________________              By:____________________________
C. David Zoba                                    Robert Mang
                                                 Chief Executive Officer

                       EXHIBIT A TO EMPLOYMENT AGREEMENT
                       ---------------------------------

                         GALYAN'S TRADING COMPANY, INC.

                        1999 STOCK SUBSCRIPTION AGREEMENT

          THIS STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is made and
                                                   ---------
entered into as of May 29, 2001, by and between Galyan's Trading Company, Inc., an Indiana corporation (the "Company"), and C. David Zoba ("Purchaser").
                             -------                        ---------

                                R E C I T A L S
                                - - - - - - - -

          A. The Company now desires to sell to Purchaser, who is an employee of the Company, and Purchaser desires to purchase from the Company, Shares (as hereinafter defined), subject to the terms and conditions set forth in this Agreement. The date on which such sale and purchase occur shall be referred to herein as the "Closing Date."

          B. In order to induce the Company to sell the Shares to the Purchaser, Purchaser agrees to hold such shares subject to the restrictions and interests created by this Agreement.

                               A G R E E M E N T:
                               - - - - - - - - -

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties agree as follows:

          1. Sale and Purchase of Shares. The Company hereby agrees to sell to
             ---------------------------
Purchaser, subject to the conditions and restrictions contained in this Agreement, and Purchaser hereby agrees to purchase from the Company,
30,000 shares of Class A Common Stock without par value of the Company (individually, a "Share," and collectively, the "Shares" or the "Common Stock"),
                  -----                          ------          ------------
at a price of $19 per Share, for an aggregate purchase price of
$570,000 (the "Purchase Price"). The Purchase Price shall be payable by
               --------------
delivery of (a) cash or Purchaser's check in the amount of $285,000, and (b) a secured promissory note of Purchaser issued to the Company for $285,000 due five years from the effective date hereof (the "Note"). Payment of all amounts
                                                ----
owed under the Note and compliance by Purchaser with the terms and conditions of this Agreement and the Pledge Agreement (as hereinafter defined) shall be secured by a pledge of the Shares, in conjunction with which Purchaser shall execute a Stock Pledge Agreement dated as of the date hereof (the "Pledge
                                                                   ------
Agreement"). Purchaser shall deliver the cash or check, the Note, and the Pledge
---------
Agreement to the Company prior to the Closing Date, each dated as of the Closing Date. In connection with the purchase of Shares hereunder, Purchaser acknowledges that he or she has reviewed the Disclosure Statement regarding
Section 83(b) of the Internal Revenue Code of 1986, as amended.

          2.  Restrictions on Transfer.
              -------------------------

          (a) Compliance with Securities Laws. Notwithstanding anything
              -------------------------------
contained in this Agreement, Purchaser may not sell, transfer, assign, pledge, hypothecate or otherwise dispose of (collectively, "Transfer"), or enter into
                                                    --------
any swap, participation or other arrangement that transfers to another person, in whole or in part, any of the economic consequences of ownership with respect to (a "Swap Transaction"), any of the Shares, or any right, title or interest
       ----------------
therein, except in compliance with the Securities Act of 1933, as amended (the "Securities Act"), applicable state securities laws and this Agreement. Any
 --------------
purported Transfer or Transfers (including involuntary Transfers initiated by operation of legal process) or Swap Transactions with respect to any of the Shares or any right, title or interest therein, except in strict compliance with the terms and conditions of this Agreement, shall be null and void.

          (b) Opinion of Counsel. Purchaser agrees that it will not Transfer any
              ------------------
Shares (other than in a Public Market Sale (as hereinafter defined)) prior to delivery to the Company of an opinion of counsel in form and substance reasonably satisfactory to the Company with respect to compliance with the Securities Act.

          (c) Transfers by Purchaser.
              ----------------------

                    (i) Subject to and upon full compliance with Section 6 of the Pledge Agreement, Purchaser may, at any time or times, Transfer any or all of the Shares: (a) inter vivos to Purchaser's spouse or issue, a trust for their benefit, or pursuant to any will or testamentary trust; or (b) upon Purchaser's death, to any person in accordance with the laws of descent and/or testamentary distribution (such persons described in clauses (a) and (b) hereof are collectively referred to herein as "Permitted Transferees"). Notwithstanding the foregoing in this Section 2(c)(i), Shares shall not be Transferred pursuant to this Section 2(c)(i) until the Permitted Transferee executes a valid undertaking, in form and substance reasonably satisfactory to the Company, to the effect that the Permitted Transferee and the Shares so Transferred shall thereafter remain subject to all of the provisions of this Agreement and the Pledge Agreement, as though the Permitted Transferee were a party to this Agreement and the Pledge Agreement, bound in every respect in the same way as Purchaser. Transfers made in accordance with this Section 2(c)(i) shall not be subject to the provisions of Section 3 of this Agreement.

                    (ii) Prior to the date that is five (5) years from the date hereof (the "Permitted Transfer Date"), Purchaser shall not Transfer
                       ------------------------
          any of his Shares or enter into any Swap Transaction with respect to any of his Shares, other than a Transfer (i) to the Company, (ii) pursuant to and in conformity with Section 2(c)(i) hereof, (iii) pursuant to and in conformity with Section 5 or 6 hereof, or (iv) in a Public Market Sale. The term "Public Market Sale" means any sale of Common Stock after the Initial Public Offering which is made pursuant to Rule 144 promulgated under the Securities Act or which is permitted by Rule 701 promulgated under the Securities Act or which is made pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission.

                    (iii) From and after the Permitted Transfer Date, Purchaser may Transfer all or any portion of his Shares, provided that (x) the transferee executes a valid undertaking, in form and substance reasonably satisfactory to the Company, to the effect that such transferee and the Shares so Transferred shall thereafter remain subject to the provisions of Section 3, 4 and 5 of this Agreement and
          (y) such Transfer is subject to compliance with Section 3 hereof.

          3.        Right of First Refusal.
                    ----------------------

                    (a) Sales, Notice. Prior to any intended Transfer pursuant
                        -------------
to Section 2(c)(iii) hereof, Purchaser shall first give at least thirty (30) days' advance written notice (the "Notice") to the Company specifying (i)
                                   ------
Purchaser's bona fide intention to sell such Shares; (ii) the name(s) and address(es) of the proposed transferee(s); (iii) the number of Shares Purchaser proposes to Transfer (individually, an "Offered Share," and collectively, the
                                        -------------
"Offered Shares"); (iv) the price for which Purchaser proposes to Transfer each
 --------------
Offered Share (the "Proposed Purchase Price"); (v) such evidence as the Company
                    -----------------------
may reasonably request to demonstrate the ability of the proposed transferee(s) to pay the Proposed Purchase Price; and (vi) all other material terms and conditions of the proposed transfer.

                    (b) Election by the Company. Within twenty (20) days after
                        -----------------------
receipt of the Notice, the Company may elect to purchase any or all of the Offered Shares at the price and on the terms and conditions set forth in the Notice by delivery of written notice of such election to Purchaser, specifying a day, which shall not be more than twenty (20) days after such notice is delivered, on or before which Purchaser shall surrender (if Purchaser has not already done so) the certificate or certificates representing the Offered Shares with stock powers duly endorsed in blank at the administrative office of the Company. Within twenty (20) days after delivery of such notice to Purchaser, the Company shall deliver to Purchaser a check, payable to Purchaser or to such person as Purchaser shall request, in the amount equal to the product of the Proposed Purchase Price multiplied by the number of Offered Shares (the "First
                                                                         -----
Refusal Price") in exchange for the Offered Shares. If Purchaser fails to so
-------------
surrender such certificate or certificates on or before such date, from and after such date the Offered Shares shall be deemed to be no longer outstanding, and Purchaser shall cease to be a Shareholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the First Refusal Price, without interest, upon surrender of the certificate or certificates therefor with stock powers duly endorsed in blank. Notwithstanding the foregoing, in the event any principal, interest, fees, expenses or other amounts due on or in connection with the Note (the "Outstanding Amount") are owed to the Company by Purchaser, the First Refusal
 ------------------
Price shall be reduced (to an amount not less than zero) by such Outstanding Amount, which reduction shall be specified in reasonable detail in the Company's written notice of election to purchase the Offered Shares. If the Company does not elect to purchase all of the Offered Shares, Purchaser shall be entitled to Transfer the balance of the Offered Shares, subject to Section 6 of the Pledge Agreement, to the transferee(s) named in the Notice at the Proposed Purchase Price, or at a higher price, and on the terms and conditions set forth in the Notice; provided, however, that such Transfer must be consummated within ninety
(90) days after the date of the Notice and any proposed Transfer after such ninety (90) day period may be made only by again complying with the procedures set forth in this Section 3.

                    (c) Termination on Initial Public Offering. This right of
                        --------------------------------------
first refusal shall terminate upon an underwritten public offering of Common Stock by the Company registered under the Securities Act resulting in gross proceeds to the Company and selling shareholders, if applicable, in excess of $50 million and the sale of newly issued Common Stock representing at least fifteen percent (15%) of the outstanding Common Stock of the Company (an "Initial Public Offering").
------------------------

          4.        Repurchase Option Upon Termination.
                    ----------------------------------

                    (a) Repurchase Option. Subject to the terms and conditions
                        -----------------
of this Section 4, in the event that Purchaser's employment or other relationship with the Company terminates for any reason (including, without limitation, by reason of Purchaser's death, disability, retirement, voluntary resignation or dismissal by the Company, with or without cause), the Company shall have the option (the "Repurchase Option") to purchase from Purchaser all
                            -----------------
or any portion of the Shares acquired by Purchaser under this Agreement for a period of six (6) months after the effective date of such termination (the effective date of termination is hereinafter referred to as the
"Termination Date") (the "Repurchase Period").
-----------------         -----------------

                    (b) Repurchase Price. The purchase price (the "Repurchase
                        ----------------                           ----------
Price") for each Share to be purchased pursuant to the Repurchase Option shall
-----
equal (a) the greater of Purchase Price and Book Value (as defined herein) if the Termination Date occurs within the two (2) year period commencing on the date hereof and (b) the greater of the Purchase Price and the Fair Market Value (as defined herein) thereof thereafter. The "Book Value" of a Share shall equal $10.00 per Share plus the net income or minus the net loss per share from September 1, 1999 to the end of the fiscal quarter immediately preceding the Termination Date, as determined by the Board of Directors of the Company (the "Board"), acting in good faith and based upon the books and records of the
 -----
Company prepared in accordance with generally accepted accounting principles consistently applied, which determination shall be final and binding. The "Fair Market Value" of a Share shall be the fair market value of a Share as of the Termination Date, as reasonably determined by the Board in good faith.

                    (c) Adjustments to Repurchase Price. The Repurchase Price
                        -------------------------------
for any Shares to be purchased pursuant to the Repurchase Option shall be increased or decreased appropriately to reflect any distribution of stock or other securities of the Company or any successor or assign of the Company which is made in respect of, in exchange for or in substitution of the Shares by reason of any split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

                    (d) Repurchase Notice. The Repurchase Option shall be
                        -----------------
exercised by the Company by delivery to Purchaser of a written notice (the "Repurchase Notice") (a) setting forth the Company's intent to exercise the
 -----------------
Repurchase Option and containing the total number of Shares to be sold to the Company pursuant to the Repurchase Option, (b) mailed, via postage pre-paid registered or certified United States mail, to the attention of or otherwise actually delivered to the Purchaser at the Purchaser's most recent address reflected in the Company's payroll records (or to such other representative of the Purchaser or such other address as the Purchaser may duly notice in writing to the Company) and (c) delivered to the Purchaser no later than the last day of the Repurchase Period.

                    (e) Closing. The closing of any repurchase under this
                        -------
Section 4 shall be at a date to be specified by the Company, such date to be no later than the later to occur of (i) 30 days after the date of the Repurchase Notice and (ii) the last day of the Repurchase Period. The Repurchase Price shall be paid at the closing in the form of a check payable to the Purchaser, in the amount equal to the Repurchase Price, against surrender by the Purchaser of a stock certificate or certificates evidencing the Shares with stock powers duly endorsed in blank. If Purchaser fails to so surrender such certificate or certificates on or before such date, from and after such date the Shares which the Company elected to repurchase shall be deemed to be no longer outstanding, and Purchaser shall cease to be a stockholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the Repurchase Price, without interest, upon surrender of the certificate or certificates therefor with duly endorsed stock powers. Notwithstanding the foregoing in this Section 4, if any Outstanding Amount is owed to the Company by Purchaser, the Repurchase Price for the number of the Shares to be repurchased hereunder shall be reduced by such Outstanding Amount, which reduction shall be specified in reasonable detail in the Company's written notice of election to exercise the Repurchase Option. If the Outstanding Amount exceeds the Repurchase Price for the number of the Shares to be repurchased, Purchaser shall remain obligated and liable to the Company for the unpaid balance thereof.

                    (f) Termination of Initial Public Offering. This Repurchase
                        --------------------------------------
Option shall terminate upon an Initial Public Offering.

          5.        Obligation to Sell Securities.
                    -----------------------------

                    (a) Notice of Sale. If FS Equity Partners IV, L.P., a
                        --------------
Delaware limited partnership, ("FS Equity") finds a third-party buyer (the
                                ---------
"Third Party Buyer") for all shares of Common Stock held by it (whether such
 -----------------
sale is by way of purchase, exchange, merger or other form of transaction), upon the request of FS Equity, Purchaser shall sell all of Purchaser's Shares for the same per share consideration (which may be less than the Purchase Price per share paid by Purchaser), and otherwise pursuant to the terms and conditions applicable to FS Equity for the sale of its shares of Common Stock. FS Equity shall send Purchaser a written notice ("Sale Notice") of the exercise of its
                                        -----------
rights under this Section 5(a).

                    (b) Closing of Sale. Purchaser agrees to timely take such
                        ---------------
actions as FS Equity may reasonably request in connection with the approval of the consummation of such sale, transfer, reorganization, exchange, merger, combination or other form of transaction, including voting as a stockholder to approve any such sale, transfer, reorganization, exchange, merger, combination or other form of transaction and waiving any appraisal rights that Purchaser may have in connection therewith. Without limiting the generality of the foregoing, within 30 days of Purchaser's receipt of the Sale Notice, Purchaser shall deliver to FS Equity, certificates representing Purchaser's Shares to be sold pursuant to this Section 5 together with stock powers duly endorsed in blank. In the event that Purchaser fails to deliver such certificates, Company shall cause the books and records of Company to show that Purchaser's Shares are bound by the provisions of this Section 5 and that such Shares shall be transferred only to the Third Party Buyer upon surrender for transfer by Purchaser. Purchaser hereby grants to FS Equity an irrevocable proxy to vote Purchaser's Shares and to exercise all the rights, powers, privileges and remedies to which a holder of such Shares would be entitled, which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any such Shares on the records books of the Company) by any other person, upon the failure of Purchaser to deliver any of his Shares pursuant to this Section 5 and which proxy shall terminate only upon consummation of the sale of such Shares or 120 days after the Sale Notice is given (or such longer period as may be necessary to complete any applicable regulatory approval process in connection with such sale) if FS Equity has not completed the sale of such Shares in accordance herewith.

                    (c) Termination Upon Initial Public Offering. The rights of
                        ----------------------------------------
FS Equity under this Section 5 shall terminate upon an Initial Public Offering.

          6.        Tag Along Rights. If FS Equity finds a third-party buyer
                    ----------------
(other than a buyer that is an investment fund or partnership affiliated with FS Equity or a general or limited partner of FS Equity (each a "FS Permitted
                                                             ------------
Transferee")), for all or part of the shares of Common Stock held by FS Equity
----------
(whether such sale is by way of purchase, exchange, merger or other form of transaction), the Purchaser shall have the right (a "Tag Along Right") to sell,
                                                     ---------------
on the terms set forth in a written notice (the "Offering Notice") delivered by
                                                 ---------------
FS Equity to the Purchaser describing the terms of the proposed sale (including the minimum sale price to the shares of Common Stock that FS Equity plans to sell), that amount of the Shares Purchaser then owns which constitutes the same percentage of his Shares as the percentage of Common Stock sold by FS Equity after giving effect to the exercise of the Tag Along Right and all other tag along rights. Each such right shall be exercisable by delivering written notice to FS Equity within 15 days after receipt of the Offering Notice. Failure to exercise such right within such 15-day period shall be regarded as a waiver of such rights. FS Equity shall have 180 days from the expiration of such 15-day period to consummate the proposed Transfer at a price no greater than the price set forth in the Offering Notice and on terms and conditions no more favorable to FS Equity than those stated in the Offering Notice. Any Shares that continue to be held by FS Equity after such 180-day period shall again be subject to the provisions of this Section 6. The obligations of FS Equity under this Section 6 shall terminate upon an Initial Public Offering.

          7.        Security for Performance. The Company and Purchaser
                    ------------------------
hereby acknowledge (a) that Purchaser has agreed to pledge the Shares to secure the payment of all obligations existing under the Note whether for principal, interest, fees, expenses or otherwise and/or to ensure Purchaser's compliance with the terms and conditions of this Agreement and the Pledge Agreement and (b) that in connection with such pledge, Purchaser shall enter into the Pledge Agreement as of the Closing Date requiring that the certificates evidencing the Shares (the "Certificates") be held by the Company as security for the payment
             ------------
of all obligations existing under the Note, whether for principal, interest, fees, expenses or otherwise, and for Purchaser's compliance with the terms and conditions of this Agreement and the Pledge Agreement. Subject to compliance with the terms and conditions of this Agreement and of the Pledge Agreement, Purchaser shall exercise all rights and privileges of the registered holder of the Shares held by the Company pursuant to the Pledge Agreement and shall be entitled to receive any dividend or other distribution thereon.

          8.        Board of Directors.
                    ------------------

                    (a) Composition of Board. Subject to Section 8(d), The
                        --------------------
Limited, Inc., a Delaware corporation ("The Limited") shall be entitled, but not
                                        -----------
required, to nominate two members (the "Limited Nominees") of the Board. Subject
                                        ----------------
to Section 8(d), FS Equity shall be entitled, but not required, to nominate four members (the "FS Nominees") of the Board. The seventh member of the Board shall
              -----------
at all times be the then current Chief Executive Officer of the Company. The eighth member of the Board shall at all times be the chairman of the Board and the Purchaser agrees that, at Closing, the chairman of the Board shall be Norman Matthews.

                    (b) Voting of Shares.
                        ----------------

                           (i) Purchaser agrees to vote or cause to be voted all of his Shares at any regular or special meeting of the stockholders of the Company called for the purpose of filling positions on the Board, or in any written consent executed in lieu of such a meeting of stockholders, and agrees to take or cause to be taken all actions otherwise necessary, to ensure the election to the Board of the Limited Nominees and the FS Nominees and the other directors as required by Section 8(a).

                           (ii) Purchaser hereby agrees to use his best efforts to call, or cause the appropriate officers and directors of the Company to call, a special meeting of stockholders of the Company, and Purchaser hereby agrees to vote or cause to be voted all of his Shares for, or to take or cause to be taken, all actions by written consent in lieu of any such meeting necessary to cause, the removal (with or without Cause) of (i) any Limited Nominee if The Limited requests such director's removal for any reason, and (ii) any FS Nominee if FS Equity requests such director's removal for any reason.

                    (c) Removal of Nominees. Except as provided in Section
                        -------------------
8(b)(ii), Purchaser hereby agrees that it will not vote in favor of the removal of any Limited Nominee or FS Nominee unless such removal shall be for Cause. For the purposes of this Section 8(c), "Cause" shall mean the willful and continued failure by a director substantially to perform his duties as a director of the Company, the willful engaging by a director in conduct which is demonstrably and materially injurious to the Company, or the director's conviction of any crime constituting a felony which involves moral turpitude.

                    (d) Reduction in Limited Nominees and FS Nominees.
                        ---------------------------------------------
Notwithstanding the foregoing, (i) at such time as The Limited ceases to own Shares representing more than 50% of the Shares held by it on August 31, 1999, The Limited shall be entitled to designate no more than 1 member of the Board,
(ii) at such time as FS Equity ceases to own Shares representing more than 75% of the Shares held by it on August 31, 1999, FS Equity shall be entitled to designate no more than 3 members of the Board, (iii) at such time as FS Equity ceases to own Shares representing more than 50% of the Shares held by it on August 31, 1999, FS Equity shall be entitled to designate no more than 2 members of the Board, (iv) at such time as FS Equity ceases to own Shares representing more than 25% of the Shares held by it as a group on August 31, 1999, FS Equity shall be entitled to designate no more than 1 member of the Board and (v) at such time as The Limited or FS Equity shall own less than 5% of the Shares, such stockholder's right to designate members of the Board shall terminate.

          9.        Purchaser's Representations, Warranties and Agreements.
                    ------------------------------------------------------
Purchaser represents and warrants to the Company as follows:

                    (a) Restrictions on Transfer. The Purchaser agrees and
                        ------------------------
acknowledges that the Shares are subject to significant restrictions on transfer as well as certain obligations to sell as set forth in this Agreement.

                    (b) Investment Representations. The Purchaser represents and
                        --------------------------
warrants as follows:

                        (i) The Purchaser is acquiring the Shares for investment for Purchaser's own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof except in compliance with this Agreement and as permitted by law, including without limitation, the Act. The Purchaser does not have any present intent to resell or distribute all or any part of his Shares in violation of the Securities Act.

                        (ii) The Purchaser has been advised that the Shares have not been registered under the Act, that the Shares may not be sold or otherwise disposed of unless registered thereunder or an exemption from registration is available and that accordingly it may be required to bear the economic risk of the investment in the Shares for an indefinite period of time. The Purchaser also understands that the Company does not have any intention of registering the Shares under the Securities Act or of supplying the information which may be necessary to enable the Purchaser to sell the Shares pursuant to Rule 144 under the Securities Act.

                        (iii) The Purchaser (A) has received and reviewed a Disclosure Statement from the Company relating to his investment in the Shares,
(B) by virtue of such Purchaser's employment relationship with the Company is generally knowledgeable regarding the business of the Company and (C) has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, the Company and the business and prospects of the Company as he or she deems necessary to evaluate the merits and risks related to his investment in the Shares and no representations concerning such matters or any other matters relating to such investment have been made to the Purchaser except as set forth in this Agreement. The Purchaser has consulted his or her own attorney, accountant or investment advisor with respect to the investment contemplated hereby and its suitability for the Purchaser, including the tax and other economic considerations related to the investment.

                        (iv) The Purchaser (A) has knowledge and experience in financial and business matters such that the Purchaser is capable of evaluating the merits and risks of the purchase of the Shares as contemplated by this Agreement, (B) understands and has taken cognizance of all risk factors related to the purchase of the Shares and (C) is able to bear the economic risk of the investment in the Shares for an indefinite period of time and can afford to suffer a complete loss of the investment in the Shares.

                        (v) The Purchaser has been informed that the offer of the Shares is being made pursuant to an exemption from the registration requirements of the Securities Act, relating to transactions by an issuer not involving a public offering, and that, consequently, the materials relating to the offer have not been subject to review and comment by the staff of the Securities and Exchange Commission or any other governmental authority.

                        (vi) This Agreement, when signed by or on behalf of the Purchaser on the signature page hereof, shall be validly executed and delivered on behalf of the Purchaser and shall be valid, binding and enforceable against the Purchaser in accordance with its terms.

                        (vii) The Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in securities generally.

          10.       Miscellaneous.
                    -------------

                    (a) Legends on Certificates. Any and all certificates now or
                        -----------------------
hereafter issued evidencing the Shares shall have endorsed upon them a legend substantially as follows:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UPON TRANSFER AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THAT CERTAIN STOCK SUBSCRIPTION AGREEMENT DATED AS OF MAY 29, 2001, BY AND BETWEEN GALYAN'S TRADING COMPANY, INC., AN INDIANA CORPORATION, AND THE ORIGINAL PURCHASER HEREOF, COPIES OF WHICH AGREEMENT ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF GALYAN'S TRADING COMPANY, INC."

Such certificates shall also bear such legends and shall be subject to such restrictions on transfer as may be necessary to comply with all applicable federal and state securities laws and regulations.

                    (b) Further Assurances. Each party hereto agrees to perform
                        ------------------
any further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement.

                    (c) Notices. Except as otherwise provided herein, all
                        -------
notices, requests, demands and other communications under this Agreement shall be in writing, and if by telegram or telecopy, shall be deemed to have been validly served, given or delivered when sent, or if by personal delivery or messenger or courier service, or by registered or certified mail, shall be deemed to have been validly served, given or delivered upon actual delivery, at the following addresses, telephone and facsimile numbers (or such other address(es), telephone and facsimile numbers a party may designate for itself by like notice):

          If to the Company:

          Galyan's Trading Company, Inc.
          2437 E. Main Street
          Plainfield, IN 46168
          Attn:  Controller
          Telecopy:  (317) 532-2060

          If to Purchaser:

          2626 Haverford Road
          Columbus, OH 43220

          Except that after August 15, 2001, notices to Purchaser shall be sent to:

          6045 Sunset Lane
          Indianapolis, IN 46778

          (d) Amendments. This Agreement may be amended only by a written
              ----------
agreement executed by both of the parties hereto and by FS Equity.

          (e) Governing-Law. This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of New York.

          (f) Disputes. In the event of any dispute among the parties arising
              --------
out of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees.

          (g) Entire Agreement. This Agreement constitutes the entire agreement
              ----------------
and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating hereto.

          (h) Recapitalizations or Exchanges Affecting the Company's Capital.
              --------------------------------------------------------------
The provisions of this Agreement shall apply to any and all stock or other securities of the Company or any successor or assign of the Company, which may be issued in respect of, in exchange for or in substitution of, the Shares by reason of any split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise, and such Shares or other securities shall be encompassed within the term "Shares" for purposes of this Agreement and the Pledge Agreement.

          (i) No Rights as an Employee. Nothing in this Agreement shall give
              ------------------------
Purchaser any rights to continued employment or affect in any manner whatsoever the rights of the Company to terminate Purchaser's employment for any reason, with or without cause, subject to the terms and conditions of any employment agreement to which Purchaser may be a party.

          (j) Disclosure. The Company shall have no duty or obligation to
              ----------
affirmatively disclose to Purchaser, and Purchaser shall have no right to be advised of, any material information regarding the Company at any time prior to, upon or in connection with the Company's repurchase of the Shares under this Agreement at the cessation or termination of Purchaser's employment with the Company.

          (k) Successors and Assigns. The Company may assign with absolute
              ----------------------
discretion any or all of its rights and/or obligations and/or delegate any of its duties under this Agreement to any of its affiliates, successors and/or assigns and this Agreement shall inure to the benefit of, and be binding upon, such respective affiliates, successors and/or assigns of the Company in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto. Without limiting the foregoing, the Company may assign the right of first refusal and/or the Repurchase Option provided for in
Section 3 and Section 4 of this Agreement, respectively, to any of its affiliates, successors and/or assigns. FS Equity may assign its rights under
Section 5 to any FS Permitted Transferee or to a purchaser of shares of Common Stock then owned by FS Equity. Except as expressly provided in Section 2(c) hereof, Purchaser may not assign any or all of his rights and/or obligations and/or delegate any or all his duties under this Agreement without the prior written consent of the Company and FS Equity. Upon an assignment of any or all of Purchaser's rights and/or obligations and/or a delegation of any or all of his duties under this Agreement in accordance with the terms of this Agreement, this Agreement shall, if and to the extent set forth herein, inure to the benefit of, and be binding upon, Purchaser's respective affiliates, successors and/or assigns in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto.

          (l) Headings. Introductory headings at the beginning of each section
              --------
and subsection of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section and subsection of this Agreement.

          (m) Counterparts. This Agreement may be executed in two counterparts,
              ------------
each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same agreement.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                    THE COMPANY:

                                    Galyan's Trading Company, Inc.,
                                    an Indiana corporation

                                    By: /s/ Robert B. Mang
                                       ------------------------------



                                    PURCHASER:

                                     /s/ C. David Zoba
                                    _________________________________
                                    C. David Zoba

                       EXHIBIT B TO EMPLOYMENT AGREEMENT
                       ---------------------------------

                        GALYAN'S TRADING COMPANY, INC.

                             STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement") is made as of May 29,
                                        ----------------
2001, between C. David Zoba as pledgor ("Pledgor"), and Galyan's Trading
                                         -------
Company, Inc., an Indiana corporation, as pledgee ("Pledgee").
                                                    -------

                                R E C I T A L S
                                - - - - - - - -

     A. Pursuant to that certain Stock Subscription Agreement of even date herewith (the "Purchase Agreement") by and between Pledgee and Pledgor, Pledgor
               ------------------
was issued 30,000 shares of Class A Common Stock, without par value of Pledgee in exchange for an aggregate purchase price of $570,000.

     B. Pursuant to this Pledge Agreement, Pledgor has agreed to pledge the 30,000 shares (the "Shares") of Class A Common Stock, without par value, to Pledgee in accordance with the terms hereof.

     C. Pursuant to the terms of the Purchase Agreement and that certain Secured Promissory Note in the amount of $285,000 of even date herewith delivered by Pledgor to Pledgee (the "Note"), Pledgor has agreed to make
                                      ----
payments of principal and interest to Pledgee as provided in the Note.

     D. Pursuant to the terms of the Purchase Agreement and the Note, Pledgor is required to execute this Pledge Agreement to secure payment in full of all obligations under the Note, whether for principal, interest, fees, expenses or otherwise and to ensure compliance with the terms and conditions of the Purchase Agreement and this Pledge Agreement.

                               A G R E E M E N T
                               - - - - - - - - -

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties hereto agree as follows:

     1.      Grant of Security Interest in the Shares. Pledgor hereby grants to
             ----------------------------------------
Pledgee a security interest in the Shares, pledges and hypothecates the Shares to Pledgee, and deposits the certificates evidencing the Shares (the "Certificates") with Pledgee as collateral security for the payment by Pledgor
-------------
of all obligations existing under the Note, whether for principal, interest, fees, expenses or otherwise, and the satisfaction of all obligations of Pledgor under the Purchase Agreement and this Pledge Agreement. The Certificates, together with one or more stock assignments duly executed in blank with signatures appropriately guaranteed or witnessed, are being delivered herewith to Pledgee, to be retained by Pledgee as the pledgeholder for the Shares.

     2.       Representation and Warranty of Pledgor. Pledgor represents and
              --------------------------------------
warrants to Pledgee that the Shares are free and clear of all claims, mortgages, pledges, liens and other encumbrances of any nature whatsoever, except (a) the liens and restrictions set forth herein and in the Note and (b) any restrictions upon sale and distribution imposed by the Securities Act of 1933, as amended (the "Act"), applicable state securities laws, and the Purchase Agreement.
      ---

     3.      Voting of Shares. So long as there shall exist no Event of Default
             ----------------
(as hereinafter defined), Pledgor shall be entitled to exercise, as Pledgor deems proper but in a manner not inconsistent with the terms hereof, Pledgor's rights to voting power with respect to the Shares. Pledgee, and not Pledgor, shall be entitled to vote the Shares at any time that there exists an Event of Default.

     4.      Dividends. So long as there shall exist no Event of Default,
             ---------
Pledgor shall be entitled to receive any dividend (ordinary or extraordinary, whether paid in cash, stock or property) or other distribution with respect to the Shares. If there exists an Event of Default, such dividend or other distribution shall be delivered to Pledgee to be held as additional collateral security under this Pledge Agreement. Any dividends which are received by Pledgor contrary to the provisions of the immediately preceding sentence shall be received in trust for the benefit of Pledgee, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Pledgee.

     5.      Pledgee's Duties. So long as Pledgee exercises reasonable care with
             ----------------
respect to the Shares in its possession, Pledgee shall have no liability for any loss or damage to such Shares, and in no event shall Pledgee have liability for any diminution in value of the Shares occasioned by economic or market conditions or events. Pledgee shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Shares in its possession are accorded treatment substantially equal to that which Pledgee accords its own property, it being understood that Pledgee shall not have any responsibility under this Pledge Agreement for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to the Shares, whether or not Pledgee has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any person or entity with respect to the Shares.

     6.      Release from Pledge; Transfers to Permitted Transferees. In the
             -------------------------------------------------------
event of a purchase by Pledgee of any or all of the Shares pursuant to Section 2(b) or Section 3 of the Purchase Agreement, such Shares shall be released from this Pledge Agreement. Pledgor hereby authorizes and directs Pledgee, upon receipt by Pledgor of payment pursuant to Section 2(b) or Section 3 of the Purchase Agreement, to complete and execute the stock assignment or stock assignments delivered herewith to effectuate such Transfer.

     No Shares may be Transferred (as defined in the Purchase Agreement) (except as set forth in the next sentence) and no Swap Transaction (as defined in the Purchase Agreement) may be entered into with respect to any of the Shares, unless Pledgor has made payment to Pledgee of all unpaid obligations existing under the Note (whether or not then due and payable), whether for principal, interest, fees, expenses or otherwise and all unsatisfied obligations of Pledgor under the Purchase Agreement and this Pledge Agreement. In the event of a Transfer to a Permitted Transferee (as defined in the Stockholders Agreement of even date herewith), the Pledgor authorizes the pledgee to cause the certificate or certificates evidencing the Shares to be reissued in the name of the Permitted Transferee or Transferees; provided, however, that (a) the Shares shall continue to be subject to this Pledge Agreement and the Permitted Transferees shall execute an undertaking agreeing to be bound by this Pledge Agreement, (b) the reissued certificate or certificates shall continue to be held by the Pledgee pursuant hereto, and (c) the Permitted Transferee or Transferees shall execute and deliver to the Pledgee stock powers duly endorsed in blank with respect to the Shares. Upon receipt by Pledgee of the payment as required by this paragraph, the Shares shall be released from this Pledge Agreement.

     7.      Sale of Collateral. Upon the occurrence of any Event of Default,
             ------------------
Pledgee shall have, in addition to all other rights and remedies provided for herein or other available to it, all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the relevant jurisdiction and may also in its sole discretion, without notice except as specified in Section 8 below, sell all or any part of the Shares at public or private sale for cash, note or other property or upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Pledgee may deem commercially reasonable. Upon such sale, Pledgee, unless prohibited by a provision of any applicable statute, may purchase all or any part of the Shares being sold, free from and discharged of all trusts, claims, rights of redemption and equities of Pledgor. If the proceeds of any sale of the Shares shall be insufficient to pay all amounts due under the Notes and satisfy the obligations of Pledgor under the Purchase Agreement and this Pledge Agreement, including collection costs and expenses of such sale, Pledgor shall remain obligated and liable for any deficiency with respect thereto. If, at any time when Pledgee shall determine to exercise its rights to sell all or any part of the Shares pursuant to this Section 7, such Shares, or the part thereof to be sold, shall not be effectively registered under the Act as then in effect or any similar statute then in force, subject to the provisions of Section 9 hereof, Pledgee,
                                                    ---------
in its sole and absolute discretion, is hereby expressly authorized to sell such Shares, or any part thereof, by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may be effectuated legally without such registration. Without limiting the generality of the foregoing, Pledgee, in its sole and absolute discretion, may approach and negotiate with a restricted number of potential purchasers to effectuate such sale or restrict such sale to a purchaser or purchasers who shall represent and agree that such purchaser or purchasers are purchasing for its or their own account, for investment only, and not with a view to the distribution or sale of such Shares or any part thereof. Any sale conducted in the manner described in the foregoing sentence shall be deemed to be a sale conducted in a commercially reasonable manner within the meaning of the applicable Uniform Commercial Code, and Pledgor hereby consents and agrees that Pledgee shall incur no responsibility or liability for selling all or any part of the Shares at a price which is not unreasonably low, notwithstanding the possibility that a substantially higher price might be realized if the sale were public. Pledgee shall not be obligated to make any sale of the Shares regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned.

     8.      Redemption of Collateral. Notwithstanding any other provision of
             ------------------------
this Pledge Agreement, upon the occurrence of an Event of Default, Pledgee shall give Pledgor written notice of the time and place of any public sale or of the time on or after which any private sale or other Transfer is to be made at least five (5) days before the date fixed for any public sale or before the day on or after which any private sale or other Transfer is to be made. Pledgor agrees that, to the extent notice of sale shall be required by law, such five (5) days' notice shall constitute reasonable notification. This notice shall also specify the aggregate outstanding monetary obligations of the Pledgor to Pledgee at the date of such notice (the "Total Obligation"). At any time during such five-day period,
             ----------------
Pledgor shall have the right to redeem the Shares by the payment by certified or bank cashier's check of an amount equal to the Total Obligation.

     9.      Events of Default. At the option of Pledgee, the principal balance
             -----------------
of the Note and all accrued and unpaid interest thereon, and all other obligations of Pledgor to Pledgee thereunder, hereunder, and under the Purchase Agreement, shall become and be immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind (all of which are hereby expressly waived by Pledgor), upon the occurrence of any of the events set forth below (individually, an "Event of Default"):

             (a) Pledgor shall cease to be an employee of the Company or its subsidiaries;

             (b) Pledgor shall fail to make complete payment of any installment of accrued interest under the Note on the date such installment of accrued interest is due, after being given notice and an opportunity of at least five (5) days to cure such nonpayment;

             (c) Pledgor shall fail to make complete payment of principal when due under the Note;

             (d) Pledgor shall fail to make the prepayment of principal and accrued interest on the Note as required by the fourth paragraph of the Note; or

             (e) Pledgor shall commit a breach of or default under the Purchase Agreement or this Pledge Agreement.

     10.     Termination. This Pledge Agreement shall terminate only upon
             -----------
payment to Pledgee of all unpaid obligations existing under the Note, whether for principal, interest, fees, expenses or otherwise and all unsatisfied obligations of Pledgor under the Purchase Agreement and this Pledge Agreement. Upon termination of this Pledge Agreement, Pledgor shall be entitled to the return of the Certificates then held by Pledgee and any other collateral security then held by Pledgee pursuant to Section 4 of this Pledge Agreement.

     11.     Cumulation of Remedies; Waiver of Rights. The remedies provided
             ----------------------------------------
herein in favor of Pledgee shall not be deemed exclusive but shall be cumulative and shall be in addition to all of the remedies in favor of Pledgee existing at law or in equity. Nothing in this Pledge Agreement shall require Pledgee to proceed against or exhaust its remedies against the Shares before proceeding against Pledgor or executing against any other security or collateral securing performance of Pledgor's obligations to Pledgee under the Note, the Purchase Agreement or this Pledge Agreement. No delay on the part of Pledgee in exercising any of its options, powers or rights, or the partial or single exercise thereof, shall constitute a waiver thereof.

     12.      Execution of Endorsements, Assignments, Etc. Upon the occurrence
              --------------------------------------------
of an Event of Default, Pledgee shall have the right for and in the name, place and stead of Pledgor to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Shares and any other shares of the capital stock of Pledgee or other property which is held by Pledgee as collateral security pursuant to this Pledge Agreement.

     13.      Miscellaneous.
              -------------

              (a) Further Assurances; Changes in Capitalization. Each party
                  ---------------------------------------------
hereto agrees to perform any further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Pledge Agreement. The provisions of this Pledge Agreement shall apply to any and all stock or other securities of the Pledgee or any successor or assign of the Pledgee, which may be issued in respect of, in exchange for or in substitution of, the Shares by reason of any split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise, and such Shares or other securities shall be encompassed within the term "Shares" for purposes of this Pledge Agreement and the Pledgee shall have a security interest in all such securities on the same terms set forth in this Pledge Agreement.

              (b) Notice. Except as otherwise provided herein, all notices,
                  ------
requests, demands and other communications under this Pledge Agreement shall be in writing, and if by telegram or telecopy, shall be deemed to have been validly served, given or delivered when sent, or if by personal delivery or messenger or courier service, or by registered or certified mail, shall be deemed to have been validly served, given or delivered upon actual delivery, at the following addresses, telephone and facsimile numbers (or such other address(es), telephone and facsimile numbers a party may designate for itself by like notice):

               If to Pledgee:

               Galyan's Trading Company, Inc.
               2437 E. Main Street
               Plainfield, IN 46168
               Attn:  Chief Executive Officer
               Telecopy: (317) 532-2060


               If to Pledgor:

               2626 Haverford Road
               Columbus, OH 43220

               Except that after August 15, 2001, notices to Pledgor shall be sent to:

               6045 Sunset Lane
               Indianapolis, IN 46778

              (c) Amendments. This Pledge Agreement may be amended only by a
                  ----------
written agreement executed by the parties hereto.

              (d) Governing Law. This Pledge Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of New York.

              (e) Disputes. In the event of any dispute between the parties
                  --------
arising out of this Pledge Agreement, the prevailing party shall be entitled to recover from the nonprevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees.

              (f) Entire Agreement. This Pledge Agreement constitutes the entire
                  ----------------
agreement and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating hereto.

              (g) Successors and Assigns. Pledgee shall have the right to assign
                  ----------------------
with absolute discretion any or all of its rights and/or obligations and/or delegate any or all of its duties under this Pledge Agreement to any of its affiliates, successors and/or assigns, including, without limitation (i) to any of its banks or lending institutions as collateral security, or (ii) to any entity succeeding the Pledgee by merger, consolidation or acquisition of all or substantially all of the Pledgee's assets, and this Pledge Agreement shall inure to the benefit of, and be binding upon, such respective affiliates, successors and/or assigns of Pledgee in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto. Unless specifically provided herein to the contrary, Pledgor may not assign any or all of its rights and/or obligations and/or delegate any or all of its duties under this Pledge Agreement without the prior written consent of Pledgee. Upon an assignment of any or all of Pledgor's rights and/or obligations and/or a delegation of any or all of its duties under this Pledge Agreement in accordance with the terms of this Pledge Agreement, this Pledge Agreement shall inure to the benefit of, and be binding upon, Pledgor's respective affiliates, successors and/or assigns in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto.

              (h) Headings. Introductory headings at the beginning of each
                  --------
section and subsection of this Pledge Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section and subsection of this Pledge Agreement.

              (i) Counterparts. This Pledge Agreement may be executed in two
                  ------------
counterparts, each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same Pledge Agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the day and year first above written.


                                    PLEDGEE:

                                    Galyan's Trading Company, Inc.,
                                    an Indiana corporation

                                    By: /s/ Robert Mang
                                       -------------------------


                                    PLEDGOR:



                                     /s/ C. David Zoba
                                    -------------------------
                                    C. David Zoba

                        EXHIBIT C TO EMPLOYMENT AGREEMENT
                       ---------------------------------

                             SECURED PROMISSORY NOTE

$[285,000]                                                         May 29, 2001



          FOR VALUE RECEIVED, the undersigned C. David Zoba ("Borrower") hereby
                                                              --------
promises to pay to the order of Galyan's Trading Company, Inc., an Indiana corporation ("Payee"), the principal sum of $[285,000] together with interest on
              -----
the unpaid balance of such principal amount from the date hereof at the rate of seven and one half percent (7.50% per annum). Accrued interest to be paid on this Promissory Note shall be payable in arrears commencing on March 31, 2002 (with respect to interest accrued through the preceding December 31) and continuing on each succeeding March 31 thereafter with respect to interest accrued during the previous year ending December 31 until this Note is paid in full. The principal balance of, and all accrued and unpaid interest on, this Promissory Note shall be payable in full by Borrower on that date which is five
(5) years from the date hereof.

          Payments of principal and interest on this Promissory Note shall be made in legal tender of the United States of America and shall be made at such place as Payee shall have designated to Borrower (and may be made by payroll deduction by mutual consent of Borrower and Payee). If the date set for any payment of principal or interest on this Promissory Note is a Saturday, Sunday or legal holiday, then such payment shall be due on the next succeeding business day.

          As of the date hereof, Borrower has purchased certain shares of Class A Common Stock, without par value of the Payee (the "Shares") pursuant to the
                                                     ------
terms of that certain Stock Subscription Agreement (the "Stock Subscription
                                                         ------------------
Agreement") of even date herewith, by and between Payee and Borrower. Payment of
---------
this Promissory Note shall be secured by the Shares as provided in that certain Stock Pledge Agreement of even date herewith by and between Payee and Borrower (the "Pledge Agreement").
      ----------------

          The principal balance of, and accrued and unpaid interest on, this Promissory Note may be prepaid at any time, in whole or in part, without premium or penalty. Any such prepayment shall be first applied to the payment of any accrued and unpaid interest and then to the unpaid balance of the principal amount. In the event of a Transfer (as defined in the Stock Subscription Agreement) by Borrower or a Permitted Transferee (as defined in the Stockholders Agreement of even date herewith) of Shares to anyone other than to a Permitted Transferee, Borrower shall pay the principal balance of, and accrued but unpaid interest on, this Promissory Note in accordance with the provisions of Section 6 of the Pledge Agreement.

          In the event Borrower shall (i) cease to be an employee of the Company or its Subsidiaries, (ii) fail to make complete payment of any installment of accrued interest under this Promissory Note on the date such installment of accrued interest is due (but Payee shall give Borrower notice of nonpayment and at least five (5) days to cure such nonpayment); (iii) fail to make complete payment of principal when due under this Promissory Note; (iv) fail to make the prepayment of principal and accrued interest on this Promissory Note upon a sale of Shares as required by the fourth paragraph hereof; or (v) commit a material breach of or default under the Stock Subscription Agreement or the Pledge Agreement, Payee may accelerate this Promissory Note and declare the entire unpaid principal amount of this Promissory Note and all accrued and unpaid interest hereon to be immediately due and payable and, thereupon, the unpaid principal amount and all such accrued and unpaid interest shall become and be immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind (all of which are hereby expressly waived by Borrower). The failure of Payee to accelerate this Promissory Note shall not constitute a waiver of any of Payee's rights under this Promissory Note as long as Borrower's default under this Promissory Note or breach of or default under the Stock Subscription Agreement or the Pledge Agreement continues.

          The provisions of this Promissory Note shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law rules thereof. In the event that Payee is required to take any action to collect or otherwise enforce payment of this Promissory Note, Borrower agrees to pay such reasonable attorneys' fees, court costs and other expenses as Payee may incur as a result thereof, whether or not suit is commenced.

          The terms and provisions of this Note shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Payee and any assignee or transferee of this Note. In the event of such transfer or assignment, the rights and privileges conferred upon Payee shall automatically extend to and be vested in such assignee or transferee, all subject to the terms and conditions hereof. Borrower's obligations, rights or any interest hereunder may not be delegated or assigned without the written consent of Payee.

          All notices, requests, demands or other communications under this Promissory Note shall be delivered in accordance with the notice provisions of the Stock Subscription Agreement to the address(es) set forth therein.



                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, this Promissory Note has been duly executed and delivered by Borrower on the date first above written.

                              BORROWER:


                               /s/ C. David Zoba
                              ------------------------------
                              C. David Zoba